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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 8, 2002
                        (Date of earliest event reported)

                         DREXLER TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-6377                  77-0176309
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

            1077 Independence Avenue, Mountain View, California 94043
               (Address of principal executive offices) (Zip Code)

        Registrant telephone number, including area code: (650) 969-7277

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 8, 2002, the Board of Directors of Drexler Technology Corporation (the "Company"), upon recommendation of the Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PWC") to serve as the Company's independent public accountants for the fiscal year ended March 31, 2002.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended March 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated April 10, 2002, stating its agreement with such statements.

         During the fiscal years ended March 31, 2001 and 2000 and through the date hereof, the Company did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

                  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 10, 2002




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 12, 2002

                                        DREXLER TECHNOLOGY CORPORATION


                                        By       /s/ Jerome Drexler
                                          -----------------------------------
                                                     Jerome Drexler
                                          Chairman of the Board of Directors and
                                                 Chief Executive Officer
















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                                INDEX TO EXHIBITS

 Exhibit
 Number                                Description
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   16     Letter from Arthur Andersen LLP to the Securities and Exchange
          Commission dated April 10, 2002




















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